UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

         January 25, 2019

Date of Report

(Date of earliest event reported)

Access National Corporation

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-49929 (Commission File Number)	82-0545425 (IRS Employer Identification No.)

          1800 Robert Fulton Drive, Suite 300, Reston, VA  20191

(Address of principal executive offices) (Zip Code)

                               (703) 871-2100

(Registrant’s telephone number, including area code)

                                                   n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02	Results of Operations and Financial Condition.

Access National Corporation (the “Company” or “Access”) (Nasdaq: ANCX) issued a press release (the “Press Release”) announcing its unaudited financial results on January 25, 2019 for the quarter and year ended December 31, 2018. A copy of the press release detailing the summary results is attached hereto as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.

The Company also announced on January 25, 2019 that the Board of Directors of Union Bankshares Corporation (“Union”) declared a cash dividend of $0.23 per share to shareholders of record as of February 8, 2019, for payment on February 22, 2019. At the exchange rate of 0.75 shares of Union common stock for each share of Company common stock in the acquisition of the Company by Union, which is expected to close on February 1, 2019, the Union dividend equates to $0.1725 per share of Company common stock. A copy of the press release including the announcement is attached hereto as Exhibit 99.1.

Forward-Looking Statements

Certain statements in this Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, projections, predictions, expectations, or beliefs about future events or results and are not statements of historical fact. Such statements also include statements as to the anticipated impact of the proposed Union acquisition of Access, including future financial and operating results, ability to successfully integrate the combined businesses, the amount of cost savings, overall operational efficiencies and enhanced revenues and the expected closing date, as well as other statements regarding the acquisition. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of Access or its management about future events. Although Access believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of Access will not differ materially from any projected future results, performance, or achievements expressed or implied by such forward-looking statements. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, including but not limited to, economic and financial market conditions in the United States generally and particularly in the markets in which Access operates and which its loans are concentrated including declines in real estate values, the effects an increase in unemployment levels, slowdowns in economic growth, and a prolonged federal government shutdown, changes in asset quality and credit risk, changes in interest rates and capital markets, competitive conditions, the quality or composition of the loan or investment portfolio, the fact that the businesses of Access and Union may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected, expected revenue synergies and cost savings from the proposed acquisition may not be fully realized or realized within the expected time frame, revenues following the proposed acquisition may be lower than expected, customer and employee relationships and business operations may be disrupted by the proposed acquisition, the diversion of management time on acquisition-related issues, changes in Union’s share price before closing, risks relating to the potential dilutive effect of shares of Union common stock to be issued in the proposed transaction, the ability to close the proposed acquisition on the expected timeframe, or at all, and that closing may be more difficult, time-consuming or costly than expected, the reaction to the proposed acquisition of the companies’ customers, employees and counterparties, and other risk factors, many of which are beyond the control of Access. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Access’s Annual Report on Form 10-K for the year ended December 31, 2017 and comparable “risk factors” sections of Access’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this Form 8-K are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Access or its business or operations. Readers are cautioned not to rely too heavily on the forward-looking statements contained in this Form 8-K. Forward-looking statements speak only as of the date they are made and Access does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(a)	-	Not applicable.
(b)	-	Not applicable.
(c)	-	Not applicable.
(d)	-	Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press Release, dated January 25, 2019 announcing unaudited financial results for the quarter and year ended December 31, 2018 and declaration of quarterly dividend.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS NATIONAL CORPORATION
(Registrant)

Date: January 25, 2019	By:	/s/ Michael W. Clarke
	Name:	Michael W. Clarke
	Title:	President & Chief Executive Officer